EXHIBIT 99.3
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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                         December 31, 2002
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POOL BALANCE:                                                    For the Period ended:
                                                                 December 2002
Pool Balance, beginning of period                                $  841,390,900.14

Pool Balance, end of period                                      $1,137,877,796.96

Pool Balance, average                                            $  896,558,546.63

Required Pool Balance, end of period                             $1,137,877,796.96



COLLECTIONS & SERIES ALLOCATIONS                                 For the Period ended:
                                                                 December , 2002

Series Allocable Principal Collections
   Series 1999-VFN                                               $   28,143,776.71
   Series 2000-1                                                 $4,776,668,198.11
   Series 2001-1                                                 $2,047,143,513.48
                                                                 $6,851,955,488.29

Series Allocable Non-Principal Collections
   Series 1999-VFN                                               $        5,779.60
   Series 2000-1                                                 $   25,763,881.16
   Series 2001-1                                                 $   11,041,663.35
                                                    --------------------------------
                                                                 $   36,811,324.11

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                               $ -
   Series 2000-1                                                 $ -
   Series 2001-1                                                 $ -
                                                    --------------------------------
                                                                 $ -

Investment Proceeds
   Series 1999-VFN                                               $        6,571.07
   Series 2000-1                                                 $    2,368,608.14
   Series 2001-1                                                 $    1,010,543.57
                                                    --------------------------------
                                                                 $    3,385,722.78


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                  For the Period ended:
                                                                 December , 2002

1999-VFN                                                         $            0.00
Series 2000-1 Class A                                            $            0.00
Series 2000-1 Class B                                            $            0.00
Series 2001-1 Class A                                            $            0.00
Series 2001-1 Class B                                            $            0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                     Calculated as of:
                                                                 December , 2002

Series Allocation Percentages
     Series 1999-VFN                                                          0.00%
     Series 2000-1                                                           70.00%
     Series 2001-1                                                           30.00%
Floating Allocation Percentages
     Series 1999-VFN                                                          0.00%
     Series 2000-1                                                           92.00%
     Series 2001-1                                                           92.00%
Principal Allocation Percentages
     Series 1999-VFN                                                          0.00%
     Series 2000-1                                                            0.00%
     Series 2001-1                                                            0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES            For the Period ended:
                                                                 December , 2002

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                          $            0.00
   Floating Allocation Percentage:                               $   26,032,993.45
   Cert. Percentage minus Excess Cert. Percentage:               $    2,110,783.25
                                                                 $   28,143,776.71
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                          $            0.00
   Floating Allocation Percentage:                               $        5,346.13
   Cert. Percentage minus Excess Cert. Percentage:               $          433.47
                                                                 $        5,779.60
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                          $            0.00
   Floating Allocation Percentage:                               $4,365,624,905.49
   Cert. Percentage minus Excess Cert. Percentage:               $  411,043,292.62
                                                                 $4,776,668,198.11
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                          $            0.00
   Floating Allocation Percentage:                               $   23,555,109.75
   Cert. Percentage minus Excess Cert. Percentage:               $    2,208,771.41
                                                                 $   25,763,881.16
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                          $            0.00
   Floating Allocation Percentage:                               $1,870,982,102.35
   Cert. Percentage minus Excess Cert. Percentage:               $  176,161,411.12
                                                                 $2,047,143,513.48
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                          $            0.00
   Floating Allocation Percentage:                               $   10,095,047.04
   Cert. Percentage minus Excess Cert. Percentage:               $      946,616.32
                                                                 $   11,041,663.35


                                                                 For the Period ended:
MONTHLY DISTRIBUTIONS                                            December , 2002

Principal Distributions to Investors
     Series 1999-VFN                                             $ -
     Series 2000-1 Class A                                       $ -
     Series 2000-1 Class B                                       $ -
     Series 2001-1 Class A                                       $ -
     Series 2001-1 Class B                                       $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                             $            0.00000000
     Series 2000-1 Class A                                       $            0.00000000
     Series 2000-1 Class B                                       $            0.00000000
     Series 2001-1 Class A                                       $            0.00000000
     Series 2001-1 Class B                                       $            0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                             $      411,387.43
     Series 2000-1 Class A                                       $   12,425,016.32
     Series 2000-1 Class B                                       $    1,211,086.16
     Series 2001-1 Class A                                       $    5,313,712.31
     Series 2001-1 Class B                                       $      520,496.88

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                             $            2.74258283
     Series 2000-1 Class A                                       $           19.23377139
     Series 2000-1 Class B                                       $           22.42752139
     Series 2001-1 Class A                                       $           19.18307694
     Series 2001-1 Class B                                       $           22.63029917

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                             $            0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                             $            0.00
     Series 2000-1                                               $    4,918,496.51
     Series 2001-1                                               $    2,107,927.08

Reserve Fund Deposit Amount
     Series 1999-VFN                                             $            0.00
     Series 2000-1                                               $      700,000.00
     Series 2001-1                                               $            0.00


MONTHLY DISTRIBUTIONS (Cont.)                                    For the Period ended:
                                                                 December , 2002

Investor Default Amount
     Series 1999-VFN                                             $            0.00
     Series 2000-1                                               $    1,990,683.64
     Series 2001-1                                               $      853,150.14

Monthly Dilution Amount
     Series 1999-VFN                                             $            0.00
     Series 2000-1                                               $            0.00
     Series 2001-1                                               $            0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                             $            0.00
     Series 2000-1                                               $            0.00
     Series 2001-1                                               $            0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                             $            0.00
     Series 2000-1                                               $            0.00
     Series 2001-1                                               $            0.00

Carry-Over Amount
     Series 2000-1 Class A                                       $            0.00
     Series 2000-1 Class B                                       $            0.00
     Series 2001-1 Class A                                       $            0.00
     Series 2001-1 Class B                                       $            0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                             $            0.00

Previously waived servicing fee
     Series 1999-VFN                                             $            0.00
     Series 2000-1                                               $      823,107.35
     Series 2001-1                                               $      352,760.29

Collections Released to Cert. during Collection Period           $6,855,087,649.37

Excess Distributed to Cert. on Payment Date                      $    5,437,061.72


FUNDED AND INVESTED AMOUNTS:                                     As of the last day of:
                                                                 December , 2002

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                            $  600,000,000.00
Incremental Funded Amounts (Cumulative)                          $  335,000,000.00
Principal Distributed to Investors (Cumulative)                  $  785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                   $            0.00
   Funded Amount                                                 $  150,000,000.00

Series Excess Funding Amount                                     $   13,295,447.50
Principal Funding Account Balance                                $            0.00
   Invested Amount                                               $  136,704,552.50

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                          $  646,000,000.00
Principal Distributed to Investors (Cumulative)                  $            0.00
Principal Funding Account Balance                                $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                   $            0.00
Series Excess Funding Amount                                     $   62,382,625.04
   Invested Amount                                               $  583,617,374.96

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                          $   54,000,000.00
Principal Distributed to Investors (Cumulative)                  $            0.00
Principal Funding Account Balance                                $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                   $            0.00
Series Excess Funding Amount                                     $            0.00
   Invested Amount                                               $   54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                          $  277,000,000.00
Principal Distributed to Investors (Cumulative)                  $            0.00
Principal Funding Account Balance                                $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                   $            0.00
Series Excess Funding Amount                                     $   26,735,410.73
   Invested Amount                                               $  250,264,589.27

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                          $   23,000,000.00
Principal Distributed to Investors (Cumulative)                  $            0.00
Principal Funding Account Balance                                $            0.00
Unreimbursed Investor Charge Offs (Cumulative)                   $            0.00
Series Excess Funding Amount                                     $            0.00
   Invested Amount                                               $   23,000,000.00


RESERVE FUNDS                                                    As of last day of:
                                                                 December , 2002

Series 1999-VFN
   Reserve Fund Balance                                          $      750,000.00
   Reserve Fund Deficiency Amount                                $            0.00
   Principal Funding Account Balance                             $            0.00
   Outstanding Principal Balance                                 $  150,000,000.00

Series 2000-1
   Reserve Fund Balance                                          $    4,200,000.00
   Reserve Fund Deficiency Amount                                $            0.00
   Principal Funding Account Balance                             $            0.00
   Outstanding Principal Balance, Class A                        $  646,000,000.00
   Outstanding Principal Balance, Class B                        $   54,000,000.00

Series 2001-1
   Reserve Fund Balance                                          $    1,500,000.00
   Reserve Fund Deficiency Amount                                $            0.00
   Principal Funding Account Balance                             $            0.00
   Outstanding Principal Balance, Class A                        $  277,000,000.00
   Outstanding Principal Balance, Class B                        $   23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                            As of last day of:
     To be used in the following month's computations.           December , 2002

Pool Total Components of Excess Receivables:
     Used Vehicles                                               $   85,612,377.28
     Finance Hold Receivables (for Credit Reasons Only)          $      720,509.66
     Delayed Payment Program                                     $      128,513.76

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                               $  284,469,449.24
     Finance Hold Receivables                                    $            0.00
     Delayed Payment Program                                     $   22,757,555.94

Total Excess Receivables                                         $      720,509.66

Overconcentration Amount                                         $            0.00

Ineligible Amount                                                $            0.00

Trust Incremental Subordinated Amount                            $      720,509.66



POOL SERIES SUBORDINATED AMOUNTS                                 As of last day of:
                                                                 December , 2002

Series Incremental Subordinated Amount
     Series 1999-VFN                                             $            0.00
     Series 2000-1                                               $            0.00
     Series 2001-1                                               $            0.00

Required Subordinated Amount
     Series 1999-VFN                                             $   12,162,162.16
     Series 2000-1                                               $   60,869,565.22
     Series 2001-1                                               $   26,086,956.52

Available Subordinated Amount
     Series 1999-VFN                                             $   12,162,162.16
     Series 2000-1                                               $   60,869,565.22
     Series 2001-1                                               $   26,086,956.52


CHARGE OFFS                                                      For the Period ended:
                                                                 December , 2002

Defaulted Receivables                                            $    3,710,011.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                               $            0.00
   Series 2000-1                                                 $    1,990,683.64
   Series 2001-1                                                 $      853,150.14

Deficiency Amount
   Series 1999-VFN                                               $            0.00
   Series 2000-1                                                 $            0.00
   Series 2001-1                                                 $            0.00

Required Draw Amount
   Series 1999-VFN                                               $            0.00
   Series 2000-1                                                 $            0.00
   Series 2001-1                                                 $            0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                               $            0.00
   Series 2000-1                                                 $            0.00
   Series 2001-1                                                 $            0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                   For the Period ended:
                                                                 December , 2002

Interest Shortfalls, end of period
     Series 1999-VFN                                             $            0.00
     Series 2000-1 Class A                                       $            0.00
     Series 2000-1 Class B                                       $            0.00
     Series 2001-1 Class A                                       $            0.00
     Series 2001-1 Class B                                       $            0.00

Change in Interest Shortfalls, beginning of period
     Series 1999-VFN                                             $            0.00
     Series 2000-1 Class A                                       $            0.00
     Series 2000-1 Class B                                       $            0.00
     Series 2001-1 Class A                                       $            0.00
     Series 2001-1 Class B                                       $            0.00

Principal Shortfalls, end of period
     Series 1999-VFN                                             $            0.00
     Series 2000-1 Class A                                       $            0.00
     Series 2000-1 Class B                                       $            0.00
     Series 2001-1 Class A                                       $            0.00
     Series 2001-1 Class B                                       $            0.00

Change in Principal Shortfalls, beginning of period
     Series 1999-VFN                                             $            0.00
     Series 2000-1 Class A                                       $            0.00
     Series 2000-1 Class B                                       $            0.00
     Series 2001-1 Class A                                       $            0.00
     Series 2001-1 Class B                                       $            0.00

INTEREST RATE FOR NEXT PAYMENT DATE                              As of last day of:
                                                                 December , 2002

Series 1999-VFN Estimated                                                     1.6200000%
Series 2000-1 Class A                                                         1.5050000%
Series 2000-1 Class B                                                         1.8200000%
Series 2001-1 Class A                                                         1.5000000%
Series 2001-1 Class B                                                         1.8400000%


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